Summary Prospectus, Prospectus and
Statement of Additional Information Supplement

October 4, 2022

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated October 4, 2022 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectuses, Prospectuses and Statement of Additional Information dated April 29, 2022

Core Plus Fixed Income Portfolio (the "Fund")

Effective October 31, 2022, Jim Caron will no longer serve as a portfolio manager of the Fund. Accordingly, effective October 31, 2022, all references to Mr. Caron will be removed from the Fund's Summary Prospectuses, Prospectuses and Statement of Additional Information. Neil Stone, Matthew Dunning, Joseph Mehlman and Gregory Finck will remain portfolio managers of the Fund.

Please retain this supplement for future reference.